UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) July 7, 2014 (July 2, 2014)

Yadkin Financial Corporation

(Exact name of registrant as specified in its charter)

North Carolina

(State or other jurisdiction of incorporation)

000-52099	20-4495993
(Commission File Number)	(IRS Employer Identification No.)

3600 Glenwood Avenue, Suite 300, Raleigh, North Carolina	27612
(Address of principal executive offices)	(Zip Code)

(919) 659-9000

(Registrant’s telephone number, including area code)

209 North Bridge Street, Elkin NC 28621-3404

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On July 2, 2014, VantageSouth Bancshares, Inc. (“VantageSouth”) entered into a Loan Agreement (the “Loan Agreement”) with NexBank SSB (the “Lender”) providing for a revolving loan of up to an aggregate principal amount of $10,000,000. Borrowings under the Loan Agreement accrue interest at LIBOR plus 4.0% per annum. In addition, the Loan Agreement calls for commitment fees to be paid quarterly in arrears on the daily amount of the unused portion of the revolving loan amount at the rate of 0.25% per annum. Pursuant to the merger of VantageSouth with and into Yadkin Financial Corporation (the “Company”) described below, effective July 4, 2014, the Company assumed VantageSouth’s obligations under the Loan Agreement. The Loan Agreement will expire on July 1, 2015, at which time all outstanding amounts under the Loan Agreement will become due and payable. However, the Company may extend the maturity date by twelve months so long as it is not in default under the Loan Agreement. The Company is permitted to make two such extensions. In connection with entering into the Loan Agreement, VantageSouth issued to the Lender a Promissory Note dated as of July 2, 2014, and the Company also assumed such Promissory Note in connection with the merger of VantageSouth with and into the Company.

The Loan Agreement contains covenants pertaining to investments and acquisitions and certain financial and capital ratios. An event of default will occur under the Loan Agreement if, among other things, (1) the Company fails to timely comply with its obligations under the Loan Agreement or breaches its representations under the Loan Agreement (in each case, subject to applicable cure periods); (2) the Company or its subsidiaries commence or become the subject of bankruptcy or similar proceedings; (3) one or more final, non-appealable judgments are entered against the Company or its subsidiaries aggregating in excess of $500,000 and such judgments have not been stayed within thirty days after entry; (4) the Company fails to pay any indebtedness or is in continuing default under any agreement with the Lender or any other party (other than a failure or default for which the Company’s maximum liability does not exceed $500,000); (5) the Company experiences a “Material Adverse Change” or a “Change in Control” (as each is defined in the Loan Agreement); (6) the Company or any of its subsidiaries becomes subject to certain regulatory enforcement actions or agreements; or (7) the Company ceases to be a bank holding company.

The obligations of the Loan Agreement were originally secured by, among other things, a pledge of all of the capital stock of VantageSouth Bank pursuant to a Pledge and Security Agreement dated as of July 2, 2014 between VantageSouth and the Lender (the “Pledge Agreement”). In connection with the merger of VantageSouth with and into the Company, the obligations of the Company under the Loan Agreement are now secured by, among other things, a pledge of all of the capital stock of Yadkin Bank. In the event of a default by the Company under the Loan Agreement, the Lender may terminate the commitments made under the Loan Agreement, declare all amounts outstanding to be payable immediately, and exercise or pursue any other remedy permitted under the Loan Agreement or the Pledge Agreement, or conferred upon the Lender by operation of law.

The descriptions contained herein of the Loan Agreement, the Promissory Note, and the Pledge Agreement are qualified in their entirety by reference to the terms of such documents, each of which is attached hereto as an exhibit and incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

Effective July 4, 2014, the Company completed its previously announced mergers (the “Mergers”) with VantageSouth and Piedmont Community Bank Holdings, Inc. (“Piedmont”), pursuant to an Agreement and Plan of Merger dated January 27, 2014, by and among the Company, VantageSouth, and Piedmont (as amended, the “Merger Agreement”). At closing, VantageSouth and Piedmont merged with and into the Company, with the Company continuing as the surviving corporation. Pursuant to the Merger Agreement, holders of VantageSouth common stock have a right to receive 0.3125 shares of voting common stock of the Company, par value $1.00 per share, for each share of VantageSouth common stock held immediately prior to the effective time of the Mergers. Holders of Piedmont common stock have a right to receive, for each share of Piedmont common stock held immediately prior to the effective time of the Mergers, (i) 6.28597 shares of voting common stock of the Company, par value $1.00 per share; (ii) $6.6878 in cash; and (iii) a right to receive a pro rata portion of certain shares of voting common stock of the Company at a later date if such shares do not become payable under the Piedmont Phantom Equity Plan.

Immediately following the Mergers, VantageSouth Bank, a North Carolina banking corporation and wholly owned subsidiary of VantageSouth, merged with and into Yadkin Bank, a North Carolina banking corporation and wholly owned subsidiary of Yadkin.

The foregoing description of the Merger Agreement and the Mergers does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is incorporated herein by reference as Exhibit 2.1. A copy of the press release announcing the completion of the Mergers is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation under an Off-Balance Sheet Arrangement of Registrant.

In connection with the Mergers, pursuant to a Second Supplemental Indenture dated July 4, 2014, by and between the Company and Wells Fargo Bank, National Association, as Trustee, the Company assumed all of VantageSouth’s obligations with respect to its outstanding trust preferred securities, including $8,000,000 of junior subordinated debt, due 2033, related to Crescent Financial Capital Trust I, an unconsolidated Delaware statutory trust, with an interest rate equal to LIBOR plus 3.10%.

Also in connection with the Mergers, the Company will assume approximately $38.05 million in subordinated notes issued by VantageSouth to accredited investors in August 2013. The notes have a maturity date of August 12, 2023 and bear interest, payable on the 1st of January and July of each year, commencing January 1, 2014, at a fixed interest rate of 7.625% per year. The notes are not convertible into common stock or preferred stock, and the notes are not callable by the Company or subject to prepayment at the option of the holders.

The information provided under Item 1.01 “Entry into a Material Definitive Agreement” is incorporated herein by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the consummation of the Mergers, Nolan G. Brown and Alison J. Smith resigned from the Company’s Board of Directors (the “Board”). At the time of his resignation, Mr. Brown served as an ex-officio member of the Board’s Audit and Nominating and Compensation committees. At the time of her resignation, Ms. Smith served as Chair of the Board’s Audit Committee.

Effective upon the consummation of the Mergers and pursuant to the terms of the Merger Agreement, Messrs. Scott M. Custer, J. Adam Abram, David S. Brody, Alan N. Colner, Thierry Ho,

Steven J. Lerner, and Nicolas D. Zerbib (collectively, the “Continuing VantageSouth Directors”), each of whom were members of the VantageSouth Board of Directors immediately prior to the consummation of the Merger, were appointed to serve as members of the Board, which has been expanded to 14 members. Also effective upon the consummation of the Mergers, Mr. Abram was appointed to serve as lead independent director and as a member of the Board’s Nominating, Compensation, and Corporate Governance; Risk Management; and Executive committees. In addition, Mr. Brody was appointed to the Board’s Risk Management and Executive committees; Mr. Colner to the Board’s Audit and Executive committees; Mr. Ho to the Board’s Audit and Nominating, Compensation, and Corporate Governance committees; Mr. Lerner to the Board’s Nominating, Compensation, and Corporate Governance Committee; and Mr. Zerbib to the Board’s Audit and Risk Management committees. Each of the foregoing committee appointments became effective upon the consummation of the Mergers. The compensatory arrangements for the Continuing VantageSouth Directors will be consistent with the previously disclosed standard arrangements for directors as described in the Company’s Annual Report on Form 10-K filed February 28, 2014, which disclosure is incorporated herein by reference.

Effective upon the consummation of the Mergers, Mr. Joseph H. Towell was appointed Executive Chairman of the Company. Mr. Towell has served as Chief Executive Officer of the Company since February 2011. Also effective upon consummation of the Mergers, Mr. Scott M. Custer was appointed President and Chief Executive Officer of the Company. Mr. Custer has been a director and Chief Executive Officer of VantageSouth since November 2011, and has served as a director and Chief Executive Officer of Piedmont since 2010. In addition, Messrs. Terry S. Earley and Steven W. Jones have been appointed Chief Financial Officer and Chief Banking Officer of the Company, respectively. Messrs. Wm. Mark Demarcus and Edwin W. Shuford will continue to serve as Chief Operating Officer and Chief Credit Officer, respectively. Effective upon consummation of the Mergers, Mrs. Jan H. Hollar retired from her position as Chief Financial Officer.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 4, 2014, in connection with the Mergers, the Company filed Articles of Amendment to its Amended and Restated Articles of Incorporation with the North Carolina Secretary of State to increase the number of authorized shares of common stock of the Company to 75,000,000. The foregoing description of such Articles of Amendment is qualified in its entirety by references to the Articles of Amendment, which are included as Exhibit 3.1 hereto and are incorporated herein by reference.

Effective upon consummation of the Mergers and in accordance with the terms of the Merger Agreement, the Board amended and restated the Company’s bylaws (as so amended and restated, the “Bylaws”) to effect certain corporate governance arrangements. The Bylaws provide that for a period of 36 months following the effective time of the Mergers, the affirmative vote of at least 75% of the entire Board will be required to amend, repeal or modify the following corporate governance arrangements set forth therein:

•	Composition of the Board of Directors. Upon completion of the Mergers and for a period of 24 months thereafter, the Board will initially be comprised of seven directors designated by Yadkin, including Mr. Towell, along with six independent directors: Messrs. Harry M. Davis, Thomas J. Hall, James A. Harrell, Jr., Larry S. Helms, Dan W. Hill, III, and Harry C. Spell.; and seven directors designated by VantageSouth, including Mr. Custer and Mr. J. Adam Abram, the former Chairman of the Board of VantageSouth and Piedmont, and Messrs. David S. Brody, Alan N. Colner, Thierry Ho, Steven J. Lerner and Nicolas D. Zerbib. For a period of 24 months after the effective time of the Mergers, Joseph H. Towell will be the Chairman of the Board of Directors and J. Adam Abram will be the Lead Independent Director.

•	Replacement of Vacant Directorships and Nominations of Directors. For a period of 24 months after the effective time of the Mergers, any vacancy created by the cessation of service of a Yadkin or VantageSouth designee will be filled by an individual whose appointment or election is endorsed by at least a majority of the continuing Yadkin or VantageSouth directors, as the case may be, subject to the approval of the entire Board, which approval cannot be unreasonably withheld. During this time, the Yadkin designees will have the exclusive right to nominate, on behalf of the Board, directors for election at each annual meeting to fill a seat previously held by a Yadkin designee. Likewise, the VantageSouth designees will have the exclusive right to nominate, on behalf of the Board, directors for election at each annual meeting to fill a seat previously held by a VantageSouth designee.

•	Committees of the Board. For a period of 24 months after the effective time of the Mergers, the following committees of the Board will be comprised of at least 50% Yadkin designees and 50% VantageSouth designees: the Executive Committee, the Audit Committee, the Nominating, Compensation, and Corporate Governance Committee, and the Risk Management Committee. The Executive Committee will be chaired by Mr. Towell, the Nominating, Compensation, and Corporate Governance Committee will be chaired by a Yadkin designee, and the Risk Management and Audit Committees will be chaired by a VantageSouth designee.

•	Senior Management. For a period of 36 months after the effective time of the Mergers, Mr. Towell will serve as Executive Chairman of the Company. The Executive Chairman is an officer position and will serve as Chairman of the Company’s Operating Committee, which will be comprised of members of executive management. For a period of 36 months after the effective time of the Mergers, Mr. Custer will serve as President and Chief Executive Officer of the Company. Any removal of or failure to reelect Messrs. Towell or Custer in their respective capacities for such 36-month period, or any amendment or modification to or termination of any employment or similar agreement with either Messrs. Towell or Custer will require the affirmative vote of at least 75% of the independent members of the Board.

The foregoing description of the Bylaws is qualified in its entirety by reference to the full text of the Bylaws, which is included Exhibit 3.2 hereto and is incorporated herein by reference.

Item 8.01	Other Events

The Company is also filing this Current Report on Form 8-K for the purpose of updating the description of its capital stock contained in its Current Report on Form 8-K/A (12g-3) filed on July 20, 2006 (and any amendments thereto). The description of capital stock attached as Exhibit 99.9 hereto is incorporated herein by reference and shall modify and supersede any description of the Company’s capital stock contained in its previous filings.

Item 9.01	Financial Statements and Exhibits

(a) Financial Statements of Businesses Acquired

The audited financial statements of VantageSouth as of and for the years ended December 31, 2013 and December 31, 2012 are hereby incorporated by reference to Exhibit 99.2 hereto.

The audited financial statements of Piedmont as of and for the years ended December 31, 2013 and December 31, 2012 are hereby incorporated by reference to Exhibit 99.3 hereto.

The unaudited financial statements of VantageSouth as of March 31, 2014 and for the three months then ended are hereby incorporated by reference to Exhibit 99.4 hereto.

The unaudited financial statements of Piedmont as of March 31, 2014 and for the three months then ended are hereby incorporated by reference to Exhibit 99.5 hereto.

Piedmont Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the years ended December 31, 2013 and December 31, 2012 is hereby incorporated by reference to Exhibit 99.6 hereto.

(b) Pro Forma Financial Information

The unaudited pro forma combined consolidated balance sheet as of March 31, 2014 and the unaudited pro forma combined consolidated statements of income for the three months ended March 31, 2014 are hereby incorporated by reference to Exhibit 99.7 hereto.

The unaudited pro forma combined consolidated balance sheet as of December 31, 2014 and the unaudited pro forma combined consolidated statements of income for the year ended December 31, 2014 are hereby incorporated by reference to Exhibit 99.8 hereto.

(d) Exhibits.

Exhibit Number	Description

2.1	Agreement and Plan of Merger dated as of January 27, 2014, by and among the Company, VantageSouth, and Piedmont (as amended) (incorporated by reference to Exhibit 2.1 the Company’s Current Report on Form 8-K filed on January 29, 2014 and Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on April 25, 2014)

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Loan Agreement dated as of July 2, 2014 by and between VantageSouth Bancshares, Inc. and NexBank SSB

10.2	Promissory Note dated as of July 2, 2014 issued by VantageSouth Bancshares, Inc. to NexBank SSB

10.3	Pledge and Security Agreement dated as of July 2, 2014 by and between VantageSouth Bancshares, Inc. and NexBank SSB

23.1	Consent of Dixon Hughes Goodman LLP (with respect to VantageSouth)

23.2	Consent of Dixon Hughes Goodman LLP (with respect to Piedmont)

99.1	Joint Press Release of the Company and VantageSouth dated July 7, 2014

99.2	Audited financial statements of VantageSouth as of and for the years ended December 31, 2013 and December 31, 2012 (incorporated by reference to VantageSouth’s Annual Report on Form 10-K filed on March 13, 2014)

99.3	Audited financial statements of Piedmont as of and for the years ended December 31, 2013 and December 31, 2012 (incorporated by reference to Exhibit 99.1 to VantageSouth’s Current Report on Form 8-K filed on March 24, 2014)

99.4	Unaudited financial statements of VantageSouth as of March 31, 2014 and for the three months then ended (incorporated by reference to VantageSouth’s Quarterly Report on Form 10-Q filed on May 12, 2014)

99.5	Unaudited financial statements of Piedmont as of March 31, 2014 and for the three months then ended, and Piedmont Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the three months ended March 31, 2014

99.6	Piedmont Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the years ended December 31, 2013 and December 31, 2012 (incorporated by reference to Exhibit 99.2 to VantageSouth’s Current Report on Form 8-K filed on March 24, 2014)

99.7	Unaudited pro forma combined consolidated balance sheet as of December 31, 2013 and the unaudited pro forma combined consolidated statements of income for the year ended December 31, 2013 (incorporated by reference to the Company’s Registration Statement on Form S-4 filed on March 26, 2014)

99.8	Unaudited pro forma combined consolidated balance sheet as of March 31, 2014 and the unaudited pro forma combined consolidated statements of income for the three months ended March 31, 2014

99.9	Description of Capital Stock

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

YADKIN FINANCIAL CORPORATION

Dated: July 7, 2014	By:	/s/ Terry S. Earley
Terry S. Earley
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

3.1	Articles of Amendment to the Amended and Restated Articles of Incorporation of the Company

3.2	Amended and Restated Bylaws of the Company

10.1	Loan Agreement dated as of July 2, 2014 by and between VantageSouth Bancshares, Inc. and NexBank SSB

10.2	Promissory Note dated as of July 2, 2014 issued by VantageSouth Bancshares, Inc. to NexBank SSB

10.3	Pledge and Security Agreement dated as of July 2, 2014 by and between VantageSouth Bancshares, Inc. and NexBank SSB

23.1	Consent of Dixon Hughes Goodman LLP (with respect to VantageSouth)

23.2	Consent of Dixon Hughes Goodman LLP (with respect to Piedmont)

99.1	Joint Press Release of the Company and VantageSouth dated July 7, 2014

99.5	Unaudited financial statements of Piedmont as of March 31, 2014 and for the three months then ended, and Piedmont Management’s Discussion and Analysis of Financial Condition and Results of Operations as of and for the three months ended March 31, 2014

99.8	Unaudited pro forma combined consolidated balance sheet as of March 31, 2014 and the unaudited pro forma combined consolidated statements of income for the three months ended March 31, 2014

99.9	Description of Capital Stock